AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 11. CON1RACTID CODE I PAGE OF PAGES 1 I s 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DAlE 4. REQUISITION/PURCHASE REQ. NO. 15. PROJECTNO.(Ifapplicable) P00002 21-Mar-2024 SEE SCHEDULE 6.ISSUEDBY CODE V1,911SR 7. ADMINIS1ERED BY (lfother than item6) CODE Im11sR USA CONTRACTING CMD-APG. - W311SR USA CONTRACTING CMD-APG. - W311SR 110 THOMASJOHNSON DR EDGEV\OOD CONTRACTING DMSION FREDERICK MD 21702 84ffi BRIGADE STREET BLDG E4215 ABERDEEN PROVING GROUND MD 21010-5401 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) 9A. AMENDMENT OF SOLICITATION NO. EMERGENT BIODEFENSE OPERATIONS LANSING L EMERGENT BIODEFENSE 9B. DATED (SEE ITEM 11) 3500 N MARTIN LUTHER KING JR BLVD LANSING Ml 489C&2933 X l0A. MOD. OF CONTRACT/ORDER NO. \/1,911 SR24F0016 l0B. DATED (SEE ITEM 13) CODE 1HlB6 IFACILITY f'ODE X 22-Jan-2024 11. THISITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS □Th• above nwmered solicitation is ammded as set firth in Item 14. The hour and date specified fir receipt ofOlli,r □ is extended, □ is not extended. Oflernust acknowledge receipt ofthis ammdmmt prior to the hour and date specified in the solicitation or as amended by one ofthe fill owing m,thods: (a) By COIIJ)leting Items 8 and 15, and returning copies ofthe amendmmt; (b) By acknowledging receipt ofthis ammdmmt on each copy of the ofler subrritted; ---or (c) By separate letter or telegramwhich includes a refarence to the solicitation and amendm,nt nuni:Jers. FAILURE OF YOUR ACKNOWLEDGMENT ID BE RECEIVED AT THE PLACE DESIGNA1ED FOR THE RECEIPT OF OFFERS PRIOR 10 THE HOUR AND DAlE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER lfby virtue ofthis amendmmt you desire to change an ofler already submitted, such change m,y be tmde by telegram or letter, provided each telegram or lettertmkes rei:rence to the solicitation and this ammdmmt, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DAT A (Ifrequired) See Schedule 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS'ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14. A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 1 0A. B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B). X C. THIS SUPPLEMENT AL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-7, Option for Increase Qty. D. OTHER (Specify type of modification and authority) E. IMPORT ANT: Contractor □ is not, [gJ is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section heading,, including solicitation/contract subject matter \\here feasible.) Modification Control Number: rrjohn1 sr24281 Toe purpose of this modification is to exercise Option QIN 0003. Except as provided herein, all tern,; and conditions ofthe docummt refarenced in Item9A or I 0A, as heretofire changed, rermins unchanged and in full rorce and eflect. 15A. NAME AND TITLE OF SIGNER (Type or print) [**] SVP Products Business 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED [* *] Electronically signed by: Paul Wilfiams Reason: I approve this document 21-MAR-2024Date: Mar 21, 2024 09:26 EDT (Signature of person authorized to sign) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mazen / KO TEL 520-671-3728 EMAIL Blial.E.Mazen.civ@amly.mil 16B. UNITED STATESOF AMERICA 16C. DATE SIGNED BY MAZEN.BRIAN.E.1387647780 Digitally signed by MAZEN BRIAN.E. 1387647780 Date: 2024.03.21 10:45:28 04'00' (Signature of Contracting Officer) EXCEPTION TO SF 30 APPROVED BY OIRM 11-84 30-105-04 STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR(48 CFR) 53.243 Certain identified information has been excluded from this exhibit because it is (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omission.

SECTION SF 30 BLOCK 14 CONTINUATION PAGE SUMMARY OF CHANGES SECTION SF 30 - BLOCK 14 CONTINUATION PAGE The following have been added by full text: P00002 The pupose of this modification is as follows: W911SR24D0001 W911SR24F0016 (mjohnlsr24281) Page 2 of6 1. To exercise Option CUN 0003 in its entirety 2. Increase CUN 0003 quantity by [**] From [**] to [**] 3. Fully fund Option CUN 0003 in the amount of [**] 4. Except as provided herein, all terms and conditions remain unchanged. SECTION SF 1449 - CONTINUATION SHEET SOLICITATION/CONTRACT FORM The total cost of this contract was increased by [**] from [**] to [**]. The 'mail invoices to the address shown in block' field has changed from See Item 18 to 1. SUPPLIES OR SERVICES AND PRICES CLIN0003 The pricing detail quantity has increased by [**] from [**] to [**]. The option status has changed from Option to Option Exercised. The total cost of this line item has increased by [**] from [**] to [**]. SUBCLIN 000301 is added as follows:

ITEM NO SUPPLIES/SERVICES QUANTITY 000301 Funding to CLIN 0003 FFP UNIT W911 SR24D000 1 W911SR24F0016 (mjohnlsr24281) Page 3 of6 UNIT PRICE AMOUNT $0.00 PURCHASE REQUEST NUMBER: 0012099788-0001 ACRN AB CIN: GFEBS001209978800001 NET AMT $0.00 [**] ACCOUNTING AND APPROPRIATION Summary for the Payment Office As a result of this modification, the total funded amount for this document was increased by [**] from [**] to [**]. SUBCLIN 000301: Funding on SUBCLIN 000301 is initiated as follows: DELIVERIES AND PERFORMANCE ACRN:AB CIN: GFEBS001209978800001 Acctng Data: 0212023202420400000665654260 A.0012510.9.1.5.1 Increase: [**] Total:[**] Cost Code: A5XAH 6100.0153021001 The following Delivery Schedule item for CLIN 0003 has been changed from: DELIVERY DATE 30-SEP-2024 To: QUANTITY [**] SHIP TO ADDRESS MURTECH, INC MANN 820 CROMWELL PARK DR, STE J GLEN BURNIE MD 21061-2574 FOB: Origin (Shipping Point) DODAAC / CAGE W56XNH

W911SR24D0001
W911SR24F0016 (mjohn1sr24281)
Page 4 of 6

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
30-SEP-2024	[**]	MURTECH, INC MANN 820 CROMWELL PARK DR, STE J GLEN BURNIE MD 21061-2574 FOB: Origin (Shipping Point)	W56XNH

INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000301:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

The following have been modified:

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (JAN 2023)

(a) Definitions. As used in this clause—

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall—

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

W911SR24D0001
W911SR24F0016 (mjohn1sr24281)
Page 5 of 6

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items—

(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

COMBO____

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance based payments, submit a performance based payment request.

(v) For commercial financing, submit a commercial financing request.

(2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF "combo" document type to create some combinations of invoice and receiving report in one step.]

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	*Data to be entered in WAWF*
Pay Official DoDAAC	[**]
Issue By DoDAAC	[**]
Admin DoDAAC**	[**]
Inspect By DoDAAC	[**]
Ship To Code	[**]
Ship From Code	[**]
Mark For Code	[**]
Service Approver (DoDAAC)	[**]
Service Acceptor (DoDAAC)	[**]
Accept at Other DoDAAC	NA

LPODoDAAC DCAA Auditor DoDAAC Other DoDAAC(s) NA NA NA W911SR24D0001 W911SR24F0016 (mjohnlsr24281) Page 6 of6 (4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable. (5) Receiving report. The Contractor shall ensure a receiving report meets the requirements ofDF ARS Appendix F. (g) WA WF point of contact. COR: Kevin W. Watts kevin.w.watts2.civ@army.mil (1) The Contractor may obtain clarification regarding invoicing in WA WF from the following contracting activity's WA WF point of contact. NIA (2) Contact the WA WF helpdesk at 866-618-5988, if assistance is needed. (End of clause) (End of Summary of Changes)